Exhibit 10.3
                           SECOND AMENDMENT AND WAIVER

     This SECOND AMENDMENT AND WAIVER (this "Second Amendment"), dated as of January 24, 2003, is entered into by Level 3 Communications, Inc., a Delaware corporation ("Parent"), Level 3 Communications, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent ("Purchaser"), Greenland Managed Services, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary ("Managed Services LLC"), Genuity Inc., a Delaware corporation ("Genuity"), and the subsidiaries of Genuity listed on the signature pages hereto (each a "Seller" and together with Genuity, including their successors, the "Sellers").

     WHEREAS, Sellers, Purchaser and Parent have entered into an Asset Purchase Agreement, dated as of November 27, 2002, which was amended by an Amendment, Consent and Waiver dated as of December 30, 2002 (the "Purchase Agreement"), relating to the purchase and sale of certain assets and the assumption of certain liabilities relating to the Business;

     WHEREAS, Sellers, Parent and Purchaser desire to amend certain provisions of, and certain Exhibits and Schedules to, the Purchase Agreement; and

     WHEREAS, Purchaser and Parent desire to waive certain provisions of the Purchase Agreement, and consent to certain deviations therefrom;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1. Definitions; Section, Exhibit and Schedule References. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Purchase Agreement, as amended hereby. Except where expressly noted, references contained herein to Sections, Exhibits and Schedules refer to Sections, Exhibits and Schedules of the Purchase Agreement.

     Section 2. Amendment to Preamble of Purchase Agreement. The Preamble to the Purchase Agreement is hereby amended as follows:

          The phrase "Level 3 Communications, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent ("Purchaser")", is hereby amended and restated as follows: "Level 3 Communications, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent ("Level 3 LLC") and Greenland Managed Services, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent ("Managed Services LLC" and, together with Level 3 LLC, "Purchaser")."

     Section 3. Amendment to Section 2.4(b). Clause (y) of Section 2.4(b)(ii) is hereby amended and restated in its entirety as follows:

          "(y) the amount of any security deposits made by Sellers with respect to Assumed Contracts or Assumed Leases as of the Assumption Date, except to the extent Sellers have received written or other reasonable evidence that such security deposit has not been credited on or before the date which is one hundred twenty (120) days after the Closing Date for the benefit of Purchaser by the relevant counterparty (which written evidence shall be deemed to have been delivered with respect to the security deposits set forth as the third and fourth entries on Schedule 2.4(b)-4), provided, however, that with respect to each security deposit, the increase in the purchase price shall not exceed the amount of such security deposit set forth on Schedule 2.4(b)-4."

     Section 4. Amendment of Section 11.1. Section 11.1 is hereby amended as follows:

          The phrase "No later than the later of (x) five (5) days after the entry of the Sale Order, or (y) forty-five (45) days after receipt by Purchaser of the Business Employee Schedule," at the beginning of the first sentence of Section 11.1(b) is hereby amended and restated as follows: "No later than seven (7) days after the later of (a) entry of the Sale Order and (b) entry of the Settlement Agreement Order."

     Section 5. Amendment of Exhibit E. Exhibit E is hereby amended and restated in its entirety as set forth in Exhibit E hereto.

     Section 6. Amendment of Exhibit A. Exhibit A is hereby amended to include the following defined terms:

               (a) Clause (g) of the definition of "Purchased Assets" is hereby amended and restated in its entirety as follows:

               "(g) all rights under all Assumed Contracts and Assumed Leases, including, without limitation: (i) any Seller's right to receive goods and services pursuant to, such agreements and to assert claims and take other rightful actions in respect of breaches, defaults and other violations of such Assumed Contracts and Assumed Leases and (ii) all security deposits with respect to Assumed Contracts and Assumed Leases (in the case of any security deposit referred to on Schedule 2.4(b)-4, only to the extent there has been an adjustment to the Base Price pursuant to Section 2.4(b)(ii)(y) with respect to such security deposit.)"

               (b) The definition of "Excluded Assets" is hereby amended by adding the following new clause (n) at the end thereof:

               "(n) any security deposit referred to in Schedule 2.4(b)-4 to the extent there has not been an adjustment to the Base Price pursuant to
          Section 2.4(b)(ii)(y)."

               (c) "Level 3 LLC" shall have the meaning set forth in the Preamble hereto."

               (d) "Managed Services LLC" shall have the meaning set forth in the Preamble hereto."

     Section 7. Amendment of Certain Schedules. The Customer Contracts Schedule is hereby amended to delete, and Schedule 1.8 is hereby amended to include, the AOLTW Promotional Agreement.

     Section 8. Designation of Assignee.

          (a) Pursuant to Section 13.3(a), Purchaser hereby notifies Sellers (and Sellers hereby acknowledge) that Purchaser has assigned its rights to acquire certain of the Purchased Assets, and its obligation to assume certain Assumed Liabilities, to Managed Services LLC. No less than one (1) Business Day prior to the Closing, Purchaser shall notify Sellers as to which Purchased Assets are to be assigned and conveyed to, and which Assumed Liabilities are to be assumed by, Purchaser and which Purchased Assets are to be assigned and conveyed to, and which Assumed Liabilities are to be assumed by, Managed Services. Notwithstanding the foregoing, nothing herein shall be deemed to relieve Parent or Purchaser of any of their obligations under the Purchase Agreement.

          (b) By executing a counterpart of this Second Amendment, Managed Services LLC hereby agrees that it is a party to, and is bound by, the Purchase Agreement and the Ancillary Agreements for all purposes and shall be deemed to be a Purchaser thereunder.

     Section 9. Limitation on Consent. This Second Amendment is limited to the express terms hereof, and nothing herein shall be deemed to be an amendment to, consent with respect to, or waiver of, any other provision of the Purchase Agreement, which shall remain in full force and effect. To the extent an action would have in the absence of this Second Amendment constituted a breach of both a provision amended, waived or deleted hereby and another provision of the Purchase Agreement, following this Second Amendment such action would still constitute a breach of such other provision.

     Section 10. Miscellaneous. All terms and provisions contained in Article XIII of the Purchase Agreement (other than Sections 13.4, 13.5, 13.6 and 13.13 thereof), including all related definitions, are incorporated herein by reference to the same extent as if expressly set forth herein.

     IN WITNESS WHEREOF, Sellers, Purchaser and Parent have executed and delivered this Second Amendment and Waiver as of the day and year first written above.

LEVEL 3 COMMUNICATIONS, LLC

By:   /s/ Thomas Boasberg
      Name:
      Title:

LEVEL 3 COMMUNICATIONS, INC.

By:   /s/ Thomas Boasberg
      Name:
      Title:

GREENLAND MANAGED SERVICES LLC

By:   /s/ Thomas Boasberg
      Name:
      Title:

GENUITY INC.

By:   /s/ Daniel P. O'Brien
      Name:
      Title:

GENUITY INTERNATIONAL INC.

By:   /s/ Daniel P. O'Brien
      Name:
      Title:

GENUITY INTERNATIONAL NETWORKS INC.

By:   /s/ Daniel P. O'Brien
      Name:
      Title:

GENUITY SOLUTIONS INC.

By:   /s/ Daniel P. O'Brien
      Name:
      Title:

GENUITY TELECOM INC.

By:   /s/ Daniel P. O'Brien
      Name:
      Title:

GENUITY EMPLOYEE HOLDINGS LLC

By:   /s/ Daniel P. O'Brien
      Name:
      Title: